Exhibit 10.48

                               CONTRACT OF LEASE

STATE OF LOUISIANA

PARISH OF ST. JAMES

         Mark J. Anderson, P. O. Box 201, Convent, Louisiana 70123, (hereinafter referred to as "Lessor") hereby leases to Trade Winds Environmental Restoration, Inc., 100 Sweeney Dale Avenue, Bay Shore, New York 11706 (hereinafter referred to as "Lessee"), the following described property:


                                 Leased Premises
                                 ---------------
                That certain parcel of land, together with all improvements, owned by Marc I. Anderson in the Parish of St. James, Louisiana, known as Poche Plantation, and having the physical address of 6554 Highway 44, Convent, Louisiana 70723

                                       I.
                                      TERM
                                      ----

         The primary term of this Lease is for a period of one (1) year and shall begin on September 8,2005 and end on September 7, 2006.

                                       2.
                         LESSEE'S OPTION TO EXTEND LEASE
                         -------------------------------

         Lessee. at its option, has the right to extend the tern, of this Lease one (1) additional annual term. This option must be exercised by written notice to the Lessor given at least 90 days prior to the expiration of the primary Lease term. Terms and conditions of the renewal period shall be the same as those of the primary term.

                                       3.
                             RIGHT OF FIRST REFUSAL
                             ----------------------

                  A. In the event Lessor receives a bona fide offer to sell the Leased Premises to a third party or if Lessor desires to offer to a third party the right to purchase the Leased Premises for a price and on terms acceptable to Lessor (hereinafter, the "Offer") during the Term of this Lease, Lessee shall have a right to purchase the Leased Premises from Lessor for the same price and on the same payment terms of the Offer (hereinafter the "ROFR"), subject to the following Subpart B. Lessee shall have fifteen (15) days from Lessee's receipt of a copy of the Offer to to notify Lessor in writing that Lessee elects to exercise the ROFR granted to Lessee in the preceding sentence.

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                  B.  In  the  event  Lessee  gives  written notice to Lessor as
contemplated   by  the  last  sentence  of the  preceding  Subpart A, Lessor and
Lessee shall within 30 days after Lessee has given such notice execute a written agreement to purchase and sell the Leased Premises for the some price and on the same payment as set forth in the Offer and such agreement shall contain such other terms and conditions as set forth in the 0ffer.

                  C. In the event Lessee does not timely give written notice to Lessor as contemplated by Subpart A of this Paragraph or in the event that a written agreement is not executed between Lessor and Lessee within the time period contemplated by Subpart B (If this Paragraph, at of Lessee's rights under this Paragraph shall terminate and Lessor may thereafter execute the Offer with the bona fide third party and shall be allowed to sell the Leased Premises to said third party. Nonetheless, and in the event that the Leased Premises an: not sold to said third party pursuant to the terms of the Offer, Lessee's ROFR, as set forth in Subpart A of this Paragraph, shall continue with regard to subsequent Offers during the Term of this.Lease.

                                       4.
                           RENTAL AND PLACE OF PAYMENT
                           ---------------------------

         The annual rental under this Lease shall be Four Hundred Seventy Four Thousand and 00/100 ($474,000.00) Dollars, payable in advance in equal monthly installments of (one-twelfth (1/12th) of the total annual rental which shall be Thirty-Nine Thousand Five Hundred ($39,500.00) Dollars on the 1" day for each and every calendar month during the previous term or any extension thereof,

         A late fee in the amount of 8% of the monthly pro-rata lease rate shall be assessed if payment is not received by Lessor by or on the fifth (5th) day of each month.

         The monthly rental installments shall bear interest at the rate or eight (8) percent per annum from due date until paid.

         Rental payments shall be directly deposited to the account of:

                       Poche Plantation Bed and Breakfast
                             Hibernia National Bank
                               1312 South Burnside
                               Gonzales, LA 70737

         (Lessor will provide account and routing number details by separate notice.)

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                                       5.
                                 UTILITY CHARGES
                                 ---------------

         Lessee shall promptly pay all charges for water, sanitation, sewerage, electricity, gas. light, heat. power, landscaping, lawn and tree maintenance and a1l other utilities or services consumed or used on or furnished to the Leased Premises.

         Lessee shall be responsible to maintain the landscaping, lawn and trees in as good or in better condition than at the inception of the lease.

         Lessee shall be responsible for all of the aforesaid utility charges associated with the Leased Premises that are incurred on or after September 1, 2005.

         Lessee shall promptly have all utilities and all other services associated with the Leased Premises transferred to its name to allow for direct billing to and payment by Lessee.

                                       6.
                                 USE OF PREMISES
                                 ---------------

         The Leased Premises shall be used only for the conduct of an Emergency Debris Removal and Restoration type business. The Leased Premises shall not be used for any unlawful purpose or in any manner that may damage or depreciate the same.

                                       7.
                                      TAXES
                                      -----

         As part of the consideration for this Lease, Lessee shall, before they become delinquent, pay all lawful taxes, assessments, forced contributions and other governmental charges in the nature thereof, general and special, ordinary or extraordinary, of every kind and nature whatsoever, which may be levied, assessed or imposed upon the Leased Premises, but not upon the income or rental thereof; provided that such taxes, assessments and other governmental charges for the first and last year of the term of this Lease shall be prorated between Lessor and Lessee as of the dates of the beginning and ending of this Lease. Lessee shall deliver to Lessor officially issued receipts evidencing the payment of such taxes, assessments and other governmental charges.

                                       8.
                                    INSURANCE
                                    ---------

         At all times during the term of this Lease and as part of the consideration for this Lease, Lessee shall provide and maintain at Lessee's expense, the following insurance on the Leased Premises.

         (a) Property Insurance,  including  Fire  and  Extended  Coverage on an
all-risk   basis,  including   flood   protection  and  insurance,  covering all
improvements and

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

furnishings located on the Leased Premises, in such amount and with such provisions as to cover their full replacement cost. which is hereby agreed to be $3.000.000.00.

         (b)  Comprehensive  General  Liability insurance ,with single limits of
$5,000.000 per occurrence (which may be effected by primary and/or excessive coverage) and aggregate of $10,000,000 for bodily injury and property damage liability, with broad form contractual coverage, insuring among other things. Lessor's obligations under the Hold Harmless provisions contained in Paragraph 10 of this Lease.

         The policy or policies providing such insurance shall name Lessor as an additional insured and as loss payee, and shall contain a waiver of subrogated in Lessor's favor. A certificate of insurance, evidencing such insurance, shall be delivered to Lessor promptly upon execution of this Lease.

         Al1 of the foregoing insurance shall be c8lTied with responsible insurance companies acceptable to Lessor and authorized to transact business in the State of Louisiana. Lessee shall deliver to Lessor the original policies evidencing such insurance, provided that if the Leased Premises are mortgaged during this Lease, such original policies shall be delivered to the mortgagee, if requested by the mortgagee, and losses under such policies shall be made payable to the mortgagee, if required by the mortgage.

                                       9.
                                     REPAIRS
                                     -------

         The Leased Premises and all its appurtenances are accepted by Lessee in their present condition, including any vices or defects, latent or otherwise, that may now exist or hereafter arise in the Leased Premises, Lessee shall, at Lessee's expense, and within a reasonable period of time, make any and all repairs and replacements of whatsoever nature or character. including without limitation structural repairs and replacements, that may become necessary to the Leased Premises during this Lease, except those rendered necessary by fire or other casualty covered by the insurance required to be provided by Lessee by Paragraph 8 hereof. At the termination of this Lease, Lessee shall return the Leased Premises to Lessor, in like order and condition as received, broom clean and free from trash, ordinary wear and tear excepted, and shall deliver all keys to the Leased Premises to Lessor.

                                       10.
                                  HOLD HARMLESS
                                  -------------

         Lessee assumes responsibility for the condition of the Leased Premises and agrees to defend, indemnify and hold Lessor harmless from and against any and all liability for injury to or death of persons or damage to property or other losses or damages caused by or resulting from any accident or other occurrence in, on or about the Leased Premises, or in anyway incidental to or related to Lessee's use or lease of the Leased Premises whether or not caused by the sole or concurrent negligence or fault of Lessor.

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                                       11.
                              ALTERATIONS BY LESSEE
                              ---------------------

         Only upon obtaining prior written consent of the Lessor, Lessee may make alterations or additions to the Leased Premises and such improvements shall become the property of Lessor upon termination of this Lease, without compensation therefor to Lessee. Lessor shall have the right to require that Lessee, prior to the termination of this Lease, remove at Lessee's sole cost any and all such alterations, additions or improvements and restore the Leased Premises to their condition at the time of the commencement of this Lease.

                                       12.
                               PUBLIC AUTHORITIES
                               ------------------

         Lessee shall comply with all requirements of State, Parish, Municipal, Federal and other public authorities, relating to the Leased Premises and the use and occupancy thereof.

                                       13.
                                 SIGNS BY LESSEE
                                 ---------------

         Only upon obtaining prior written consent of Lessor, Lessee shall have the right to erect and maintain signs advertising Lessee's business on the Leased Premises, provided that such signs shall be erected and maintained in accordance with the rules and regulations of the properly constituted authorities. Lessee shall remove at its cost all such signs at the expiration of this Lease and shall repair any damage to the Leased Premises caused by the erection, maintenance or removal thereof.

                                       14.
                   ENTRY ON THE USE OF THE PREMISES BY LESSOR
                   ------------------------------------------

         Lessor shall have the right to enter the Leased Premises at all reasonable times for the purpose of inspecting the same.

         Lessor shall have the exclusive right to use and occupy Recreational Vehicle Space #7 with all utilities free of charge and at Lessee's sole cost, which space shall at all times be reserved for and available to Lessor.

                                       15.
                           FOR SALE AND FOR RENT SIGNS
                           ---------------------------
                             INSPECTION BY PROSPECTS
                             -----------------------

          Lessor shall have: the right to place the usual "For Sale" signs on the Leased Premises at any time during the term of this Lease and the usual "For Rent" signs on the Leased I)remises during the last year of the term of this Lease, or any option period. Lessee agrees to allow person~ authorized by Lessor to inspect the Leased Premises


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during   the  term  of  this  Lease  or  any  option  period  with   the view of
purchasing the same and during the last year of the term of this Lease with the view of renting the same, such inspections to be at reasonable hours.

                                       16.
                             SURRENDER OF POSSESSION
                             -----------------------

         Upon expiration or termination of this Lease, Lessee shall surrender possession of the Leased Premises immediately to Lessor. Any holding over by Lessee shall not operate, except by written agreement, to extend or renew this Lease, but in such case, Lessor may terminate Lessee's occupancy at once or may consider such occupancy to be from month to month; and Lessee in the event of such holding over without Lessor's consent, shall pay double the rent stipulated in this Lease, together with such loss or damage as may be caused to Lessor by such holding over.

                                       11.
                            SUBLEASING OR ASSIGNMENT
                            ------------------------

         Only upon obtaining prior written consent of Lessor, Lessee shall have the right to sublease the Leased Premises, in whole or in part, or to assign this Lease provided that such sublease or assignment shall provide for use of the Leased Premises for legitimate commercial purposes, which shall not damage or depreciate the Leased Premises, and provided further that any such sublease shall contain or incorporate all the provisions of this Lease to the extent applicable. Lessee shall not be relieved by any such subleasing or assignment of .Lessee's obligation to pay the rent herein stipulated and all other obligations of Lessee under this Lease.

                                       18.
                        DAMAGE BY FIRE OR OTHER CASUALTY
                        --------------------------------

         In the event the Leased Premises are damaged by fire or other casualty, neither Lessor or Lessee shall have the right to terminate this Lease, but this Lease shall remain in full force and effect notwithstanding such damage. If said casualty is covered by the insurance required to be provided by Lessee by Paragraph 15 hereof, Lessor shall proceed with reasonable dispatch to repair or rebuild the Leased Premises as nearly as reasonably possible to their condition prior to such damage or destruction and Lessor shall endeavor as far as practicable to confine the cost of such repairing or rebuilding to the proceeds of such insurance received by Lessor, but any additional funds that may be required for such repairing or rebuilding sha11 be supplied by Lessor, in which case the annual rental hereunder shall be increased, effective as of the date that such repairs or rebuilding have been completed, by an amount equal to ten (10%) percent of such additional funds, payable monthly in advance.

         Notwithstanding the foregoing provisions of this Paragraph 18, if the Leased Premises are destroyed, or damaged to an extent so as to render them wholly unfit for the purposes for which they are leased, by fire or other casualty, during this Lease, either

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Lessor  or  Lessee  shall  have  the right to terminate this Lease  effective as of the date of said fire or other casualty, by giving the other notice within thirty (30) days thereafter.

                                       19.
                                     DEFAULT
                                     -------

         If Lessee fails to pay any installment of rent due under this Lease or fails to comply with any other provision of this Lease, within ten ( 10) days after notice by Lessor to Lessee demanding same, provided that said notice need not be given with regard to nonpayment of rent after such. notice has been given twice during the: period or this Lease, or if Lessee abandons the Leased Premises or discontinues the use of the Leased Premises for the purposes for which leased or removes from the Leased Premises any property against which Lessor is entitled to a Lessor's lien or makes an assignment for the benefit of creditors or is adjudge a bankrupt in an involuntary bankruptcy proceeding or follows any type of proceeding or applies for any relief under the laws of the United States relating to bankruptcy or state laws relating to insolvency or if a receiver or other custodian is appointed for Lessee for any of Lessee's property by any court, then, in any such event, Lessor shall have the right, at Lessor's option, without putting Lessee in default and without notice of default, (1) to cancel this Lease effective immediately or effective as. of the date Lessor may select or, (2) to proceed one or more times for past due installments of rent only, without prejudicing the right to proceed later for additional installments or exercise any other remedy, or (3) to declare the unpaid rent for the entire unexpired term of this Lease immediately due and payable and at once demand and receive payment thereof or, (4) to have recourse to any other remedy or mode of redress to which Lessor may be entitled by law. In the event Lessor exercises the right to cancel this Lease, then (a) Lessor shall have the right, as soon as said cancellation is effective, to re-enter the Leased Premises and re-let the same for such price and on such terms as may be immediately available, without notice or court proceedings, Lessee hereby assenting thereto and expressly waiving any notice to vacate, and (b) Lessee shall be and remain liable not only for all rent payable to the date such cancellation becomes effective, but also for all damage or loss suffered by Lessor for the remaining term of this Lease resulting from such cancellation. Failure of Lessor to exercise any right granted in. this Paragraph shall not be construed as a waiver of the right to subsequently enforce for a new default such right and no indulgence by Lessor shall be construed as a waiver of any right herein granted.

                                       20.
                                 ATTORNEY'S FEES
                                 ---------------

         Should an attorney be engaged by Lessor to enforce payment of the rent due under this Lease or to protect any of the interests of Lessor hereunder, with or without judicial proceedings, Lessee agrees to pay Lessor the reasonable fees and costs of such attorney, and Lessee also agrees to pay all court costs and other expenses incurred by Lessor.


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                                       25.
                                  M1SCELLANEOUS
                                  -------------

         Failure of Lessor to require strict performance by Lessee of any of the covenants, provisions or conditions of this Lease, whether on one or more occasions, shall not constitute a waiver by Lessor of the right thereafter to require strict compliance with said covenants, provisions and conditions.

                                       26.
                                 GOVERNING LAW
                                 -------------

         This Lease shall be deemed to be a contract made under the laws of the State of Louisiana and shall be construed in accordance with and governed by the laws of the State of Louisiana and the ordinances of the municipality and or parish where the Leased Premises is situated and the rules and regulation of their duly constituted authorities.

         Lessee and Lessor agree that any suit and/or litigation between them shall be initiated and resolved in the 23rd Judicial District Court for the Parish of St. James, State of Louisiana.

                                       27.
                              EFFECT OF PROVISIONS
                              --------------------

         All  of the provisions contained herein shall be binding upon and shall
inure   to  the  benefit  of  the   parties   hereto,  their  heirs,  executors,
administrators, successors and assigns,

                                       28.
                                ENTIRE AGREEMENT
                                ----------------

         The whole agreement between the parties hereto is set forth in this instrument and they shall not be bound by any agreements, conditions, understanding or representations other than those that are expressly stipulated. and set forth herein or in any amendments hereto.


WITNESSES:                                           LESSOR;  MARK J. ANDERSON

/s/ Robin                                               /s/ Mark J. Anderson
------------------------------------        -----------------------------------




WITNESSES:                                   LESSEE:  TRADEWINDS
                                             ENVIRONMENTAL RESTORATION INC.

        /s/ Andrew C. Lunetta                           /s/ Michael O'Reilly
___________________________________        BY:  ______________________________
                                          NAME: _______________________________
                                            (Its Duly Authorized Representative)

         Dated:   9-8,                         2005


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